UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2010

Citi Trends, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51315	52-2150697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 Coleman Boulevard, Savannah, Georgia	31408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (912) 236-1561

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                             Submission of Matters to a Vote of Security Holders.

At Citi Trends, Inc. annual meeting of stockholders held on May 26, 2010, the stockholders approved all the proposals set forth in this year’s proxy statement.  Each of the directors nominated for re-election was re-elected to the Board for a regular three-year term until the annual meeting of stockholders in 2013.  The votes cast were as follows:

Brian P. Carney:  13,310,395 votes for, 314,019 votes withheld, 324,948 broker non-votes.

John S. Lupo: 13,310,895 votes for, 313,519 votes withheld, 324,948 broker non-votes.

Shareholders of the Company also ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2010. Votes cast were as follows: 13,460,215 votes for, 489,142 votes against, 5 abstentions, 0 broker non-votes.

The proposals presented at the annual general meeting of stockholders are described in detail in the Company’s Proxy Statement for the 2010 annual meeting of stockholders filed with the Securities and Exchange Commission on April 15, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITI TRENDS, INC.

Date: June 2, 2010
	By:	/s/ Bruce D. Smith
	Name:	Bruce D. Smith
	Title:	Chief Financial Officer